UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2006
TeleTech Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21055	84-1291044
(State of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)
Telephone Number: (303) 397-8100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release
Stock Purchase Agreement

Item 2.01. Completion of Acquisition or Disposition of Assets
As of the close of business on June 30, 2006 Registrant completed the acquisition of Direct Alliance Corporation, a wholly-owned subsidiary of Insight Enterprises, Inc. (NASDAQ: NSIT), a large information technology provider through a stock purchase agreement whereby Registrant acquired 100% of the outstanding shares of capital stock. The purchase price for the shares was $46.5M with an additional potential earnout of up to $11M. The purchase of the stock was funded through an upsizing of the Registrant’s existing Credit Facility pursuant to an existing option under the Registrant’s Credit Facility to increase the size by $50M. Registrant elected to increase the size of the Credit Facility by $35M.
The Company issued a press release on June 30, 2006 regarding the acquisition. A copy of that release is filed as Exhibit 99.1 hereto and incorporated by reference.
The foregoing description of the Agreement and the related matters described above do not purport to be complete and are qualified in their entirety by reference to the Agreement, which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.
Cautionary Statement
The Agreement has been included to provide investors with information regarding its terms. Except for its status as a contractual document that establishes and governs the legal relations among the parties thereto with respect to the transaction described in this Form 8-K, the Agreement is not intended to be a source of factual, business or operational information about the parties.
The representations, warranties, covenants and agreements made by the parties in the Agreement are made as of specific dates and are qualified and limited, including by information in the disclosure schedule that was provided in connection with the execution of the Agreement. In addition, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Agreement, including where the parties do not have complete knowledge of all the facts. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their affiliates.
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Item 9.01 Financial Statements and Exhibits
(a)	To the extent required by this item, financial statements will be filed as an exhibit to an amendment to this report on Form 8-K no later than 71 calendar days after the date this report is required to be filed.

(b)	To the extent required by this item, pro forma financial statements will be filed as an exhibit to an amendment to this report on Form 8-K no later than 71 calendar days after the date this report is required to be filed.

(c)	Exhibits

Number	Description
99.1	Press Release dated June 30, 2006.
99.2	Stock Purchase Agreement dated June 14, 20066 by and between TeleTech Holdings, Inc. and Direct Alliance Corporation and Insight Enterprises, Inc.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By: /s/ Kenneth D. Tuchman

KENNETH D. TUCHMAN
Chief Executive Officer

Dated: July 5, 2006
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EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated June 30, 2006.
99.2	Stock Purchase Agreement dated June 14, 20066 by and between TeleTech Holdings, Inc. and Direct Alliance Corporation and Insight Enterprises, Inc.
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